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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 2001 included in SpectRx, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP


Atlanta, Georgia

August 30, 2001



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